UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 30, 2017

TEMPUR SEALY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

As part of the press release referred to below in Item 7.01 and attached hereto as Exhibit 99.1, Tempur Sealy International, Inc. (NYSE: TPX) (the “Company”) provided preliminary net sales, net income and adjusted EBITDA information for the fourth quarter and full year 2016.

Attached as Exhibit 99.1 is a copy of the press release issued by the Company. The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulations FD Disclosure

The Company announced today that the agreements between a subsidiary of Mattress Firm Holdings Corp. (“Mattress Firm”) and two subsidiaries of the Company have been terminated for all product lines. The Company expects that it will cease doing business with Mattress Firm during the first quarter of 2017. Mattress Firm was the Company’s largest customer in 2016. As previously disclosed, Mattress Firm was acquired by Steinhoff International Holdings N.V. in September 2016.

The Company is evaluating the anticipated impact of this termination, and no assurances can be made that the termination of the Mattress Firm relationship will not have a material adverse impact on the Company’s net sales, profitability or financial position.

Attached as Exhibit 99.1 is a copy of the press release issued by the Company. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press release dated January 30, 2017 titled “Tempur Sealy Announces Termination of Mattress Firm Contracts”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017

Tempur Sealy International, Inc.

By:	/s/ Barry A. Hytinen
Name:	Barry A. Hytinen
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT DOCUMENTS

(d) Exhibits

Exhibit	Description

99.1	Press release dated January 30, 2017 titled “Tempur Sealy Announces Termination of Mattress Firm Contracts”